Exhibit 99.1

FOR IMMEDIATE RELEASE

Tenneco to Be Acquired by Apollo Funds

Tenneco Shareholders to Receive $20.00 Per Share in Cash, Representing 100.4% Premium

LAKE FOREST, Ill., Feb. 23, 2022 — Tenneco (NYSE: TEN) announced today it has entered into a definitive agreement to be acquired by funds managed by affiliates of Apollo (NYSE: APO) (the “Apollo Funds”) in an all-cash transaction with an enterprise valuation of approximately $7.1 billion, including debt.

The purchase price of $20.00 per share represents a 100.4% premium over the Company’s closing share price of $9.98 on February 22, 2022 and a 71.6% premium over the Company’s unaffected 90-day VWAP. Upon completion of the transaction, Tenneco’s shares will no longer trade on the New York Stock Exchange, and Tenneco will become a private company. Tenneco will continue to operate under the Tenneco name and brand, and maintain a global presence.

“We are pleased to have reached this agreement with Apollo, which we believe will deliver immediate and certain cash value to Tenneco shareholders at a substantial premium,” said Dennis Letham, Chairman of the Board of Tenneco. “The Board’s decision follows careful evaluation of the transaction and thoughtful and comprehensive review of value creation opportunities for Tenneco. We believe this transaction is the right path forward and achieves our goal of maximizing value for Tenneco shareholders, and will benefit our team members, customers and business partners around the world.”

“Over the last several years, Tenneco has transformed its business to succeed in today’s environment. This transaction marks a significant milestone and will provide us with a new and exciting platform from which we can continue our global strategy in an evolving and dynamic mobility landscape,” said Brian Kesseler, Tenneco’s chief executive officer. “In Apollo, we have a partner that recognizes the strength of our product portfolio and our ability to serve leading OEM and aftermarket blue-chip customers globally. Specifically, this partnership will allow us to continue to invest in and grow Tenneco’s multiple segments and global footprint. This transaction is also a testament to the achievements of our global team, whose commitment and focus during these extraordinary times have enabled our success.”

Apollo Partner Michael Reiss said, “Tenneco is a key solutions provider for global mobility markets with a long-held commitment to innovation and high-quality service. We look forward to working with the Tenneco team to build on the strong foundation in place today, investing across their platform and product categories for growth and delivering innovative solutions for customers.”

Approvals and Timing

The transaction, which has been unanimously approved by the Tenneco Board of Directors, is expected to close in the second half of 2022, subject to customary closing conditions, including approval by Tenneco shareholders and receipt of regulatory approvals. The transaction is not subject to a financing condition.

Fourth Quarter and Full-Year 2021 Results

In a separate press release, Tenneco today announced its financial results for the fourth quarter and fiscal year ended December 31, 2021, which is accessible by visiting the Investor Relations section of the Tenneco corporate website at Investors | Tenneco Inc. In light of the announced transaction with Apollo, Tenneco has cancelled the earnings conference call previously scheduled for February 24.

Advisors

Lazard is serving as financial advisor to Tenneco, and Latham & Watkins LLP is acting as legal counsel.

Rothschild & Co acted as lead financial advisor to the Apollo Funds on the transaction. BofA Securities and Citi also acted as financial advisors to the Apollo Funds. Wachtell, Lipton, Rosen & Katz is serving as legal counsel and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as financing counsel to the Apollo Funds.

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed transaction involving TEN and Apollo private equity funds. A meeting of the stockholders of TEN will be announced as promptly as practicable to seek stockholder approval in connection with the proposed Merger. TEN expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed Merger. The definitive proxy statement will be sent or given to the stockholders of TEN and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF TEN ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TEN, THE APOLLO PRIVATE EQUITY FUNDS ACQUIRING TEN AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by TEN with the SEC at the SEC’s website at www.sec.gov, at TEN’s website at www.tenneco.com or by sending a written request to Tenneco Inc., Attn: Corporate Secretary, 500 North Field Drive, Lake Forest, Illinois 60045.

Participants in the Solicitation

TEN and its directors, executive officers and certain other members of management and team members may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of TEN’s stockholders in connection with the Merger will be set forth in TEN’s definitive proxy statement for its stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the Merger will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the Merger. Information relating to the foregoing can also be found in TEN’s definitive proxy statement for its 2021 Annual Meeting of Stockholders (the “Annual Meeting Proxy Statement”), which was filed with the SEC on April 1, 2021. To the extent that holdings of TEN’s securities have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements

This announcement contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when TEN or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance but instead represent only the beliefs of TEN and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside TEN’s control. Actual results and outcomes may differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring TEN to pay a termination fee; (3) the risk that the Merger disrupts TEN’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of TEN to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Merger on TEN’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Merger; (7) the risk that TEN’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against TEN and others; (9) other factors that could affect TEN’s business such as, without limitation, cyclical and seasonal nature of the industries that TEN serves; foreign operations, especially in emerging regions; changes in currency exchange rates; business disruptions due to public health or safety emergencies, such as the novel strain of coronavirus (“COVID-19”) pandemic; the cost and availability of supplies, raw materials and energy; the effectiveness of TEN’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting TEN’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting TEN’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; the handling of hazardous materials and the costs of compliance with environmental regulations; extreme weather events and natural disasters; and (10) other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all.

If the proposed transaction is consummated, TEN’s stockholders will cease to have any equity interest in TEN and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in TEN’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as TEN’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on TEN’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, TEN undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

About Tenneco

Tenneco is one of the world’s leading designers, manufacturers and marketers of automotive products for original equipment and aftermarket customers, with full year 2020 revenues of $15.4 billion and approximately 73,000 team members working at more than 270 sites worldwide. Through our four business groups, Motorparts, Performance Solutions, Clean Air and Powertrain, Tenneco is driving advancements in global mobility by delivering technology solutions for diversified global markets, including light vehicle, commercial truck, off-highway, industrial, motorsport and the aftermarket.

About Apollo

Apollo is a global, high-growth alternative asset manager. In the asset management business, Apollo seeks to provide its clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three business strategies: yield, hybrid, and equity. For more than three decades, Apollo’s investing expertise across its fully integrated platform has served the financial return needs of its clients and provided businesses with innovative capital solutions for growth. Through Athene, Apollo’s retirement services business, it specializes in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Apollo’s patient, creative, and knowledgeable approach to investing aligns its clients, businesses it invests in, its team members, and the communities it impacts, to expand opportunity and achieve positive outcomes. As of December 31, 2021, Apollo had approximately $498 billion of assets under management. To learn more, please visit www.apollo.com.

Contacts

For Apollo:

Noah Gunn

Global Head of Investor Relations

Apollo Global Management, Inc.

(212) 822-0540

IR@apollo.com

Joanna Rose

Global Head of Corporate Communications

Apollo Global Management, Inc.

(212) 822-0491

Communications@apollo.com